UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40708	27-1448452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1 Los Altos, CA		94022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 7, 2021, RenovoRx, Inc. (the “Company”) notified Frank, Rimerman + Co. LLP of its dismissal as the Company’s independent registered public accounting firm effective as of that date, as the Audit Committee decided to engage Baker Tilly US, LLP for the December 31, 2021 audit. The dismissal of Frank, Rimerman + Co. LLP was approved by the audit committee of the board of directors of the Company (the “Audit Committee”).

The report of Frank, Rimerman + Co. LLP on the Company’s financial statements for each of the fiscal years ended December 31, 2020 and December 31, 2019, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the report dated May 12, 2021 contained the following explanatory paragraph:

“Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred recurring losses from operations, has negative cash flows from operating activities and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Subsequent to the completion of the Company’s initial public offering in August 2021, the Company has reviewed the relevant conditions and events surrounding its ability to continue as a going concern including among others: historical losses, projected future results, including the effects of the novel coronavirus (“COVID-19”) pandemic, cash requirements for the upcoming year, funding capacity, net working capital, total stockholders’ deficit and future access to capital. Based upon the Company’s current operating plan, management believes that its existing cash and cash equivalents as of September 30, 2021 will be sufficient to allow the Company to fund operating, investing and financing cash flow needs for at least twelve months from November 15, 2021, the date of the Company’s most recent Form 10-Q quarterly report.

During the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through December 7, 2021, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Frank, Rimerman + Co. LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frank, Rimerman + Co. LLP, would have caused Frank, Rimerman + Co. LLP to make reference to the subject matter of the disagreement in its reports on the financial statements for such years.

There were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through December 7, 2021, except for the existence of material weaknesses identified during Frank, Rimerman + Co. LLP’s audit of our financial statements for the fiscal years ended December 31, 2020 and December 31, 2019 related to (i) the Company’s control environment, in particular that there was an insufficient number of qualified accounting and financial reporting personnel with an appropriate level of knowledge, training and experience to address complex accounting issues and a lack of appropriate segregation of duties due to the small size of the accounting and financing department, and (ii) management review controls, specifically that the Company did not properly design or maintain effective controls over journal entry review and account reconciliation. These material weaknesses have not yet been remediated.

The Company provided Frank, Rimerman + Co. LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Frank, Rimerman + Co. LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and if not, stating the respects in which it does not agree. A copy of Frank, Rimerman + Co. LLP’s letter, dated December 9, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On December 7, 2021, the Company engaged Baker Tilly US, LLP (“Baker Tilly”) to serve as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through December 7, 2021, neither the Company nor anyone acting on its behalf has consulted with Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Frank, Rimerman + Co. LLP to the Securities and Exchange Commission dated December 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.
Date: December 10, 2021
	By:	/s/ Shaun R. Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer

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